              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Preliminary Additional Materials
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
     (e) (2) )
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.149-11 (c) or Section 240.14

     Morgan Stanley Liquid Assets Fund Inc.

     ------------------------------------------------
     (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the datez of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

PROXY                 THE MORGAN STANLEY MONEY MARKET FUNDS                PROXY
                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                            TO BE HELD AUGUST 1, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.
The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V.
CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of the above Fund(s) held of record as of the Record Date by the undersigned at the Special Meetings of Shareholders to be held on Tuesday,
August 1, 2006 at 1221 Avenue of the Americas, New York, New York 10020, and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. THE MATTERS BEING
CONSIDERED HAVE BEEN PROPOSED BY MANAGEMENT. THE MATTERS BEING PROPOSED ARE
RELATED TO, BUT NOT CONDITIONED ON, THE APPROVAL OF EACH OTHER.

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES,
UPON ANY AND ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR
THE ELECTION OF THE NOMINEES AS TRUSTEES FOR THE FUND AND FOR THE OTHER
PROPOSALS LISTED ON THIS PROXY CARD.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com
                            VOTE VIA THE TELEPHONE: 1-866-877-0438

                            Note: Please sign exactly as name(s) appear(s) on
                            the records of a Fund. Joint owners should each sign
                            personally. Trustees and other representatives
                            should indicate the capacity in which they sign, and
                            where more than one name appears, a majority must
                            sign. If a corporation or another entity, the
                            signature should be that of an authorized officer
                            who should state his or her full title.

                            -------------------------------------------
                            Stockholder sign here

                            -------------------------------------------
                            Co-owner sign here

                            -------------------------------------------
                            Date                              MSM_16423

MORGAN STANLEY FUNDS                              MORGAN STANLEY FUNDS                          MORGAN STANLEY FUNDS
--------------------                              --------------------                          --------------------
Fundname Drop In 1                                Fundname Drop In 2                            Fundname Drop In 3
Fundname Drop In 4                                Fundname Drop In 5                            Fundname Drop In 6

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE:

[ ] To vote FOR ALL Proposals for all Funds mark this box. No other vote is necessary.

1.     ELECTION OF THE FOLLOWING NOMINEES AS TRUSTEES:

01. Frank L. Bowman     02. Kathleen A. Dennis    03. James F. Higgins     04.Joseph J. Kearns
05. Michael F. Klein    06. W. Allen Reed         07. Fergus Reid

                        FOR         WITHHOLD     FOR ALL
                        ALL           ALL        EXCEPT
Fundname Drop-In 1      [ ]           [ ]          [ ]     ---------------------
Fundname Drop-In 2      [ ]           [ ]          [ ]     ---------------------
Fundname Drop-In 3      [ ]           [ ]          [ ]     ---------------------
Fundname Drop-In 4      [ ]           [ ]          [ ]     ---------------------
Fundname Drop-In 5      [ ]           [ ]          [ ]     ---------------------
Fundname Drop-In 6      [ ]           [ ]          [ ]     ---------------------

2.     TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING:
2.A.   PLEDGING ASSETS POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3    [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6    [ ]    [ ]      [ ]

2.B.   MARGIN POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3    [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6    [ ]    [ ]      [ ]

2.C.   OIL & GAS POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]     Fundname Drop In 3    [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]     Fundname Drop In 6    [ ]    [ ]      [ ]

2.D.   WARRANTS POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]

2.E.   TRUSTEE/OFFICER OWNERSHIP POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

2.F.   EXERCISING CONTROL POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

2.G.   COMMON STOCK POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

2.H.   UNSEASONED COMPANIES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]

2.I.   JOINT SECURITIES ACCOUNTS POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]

3.     TO APPROVE THE MODIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING:
3.A.   DIVERSIFICATION POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4                          Fundname Drop In 5                          Fundname Drop In 6     [ ]    [ ]      [ ]

3.B.   BORROWING POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

3.C.   LOAN POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

3.D.   COMMODITIES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

3.E.   SENIOR SECURITIES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

4.     TO APPROVE THE RECLASSIFICATION OF CERTAIN FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL POLICIES REGARDING:
4.A.   SHORT SALES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

4.B.   PURCHASING OTHER INVESTMENT COMPANIES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

4.C.   ILLIQUID/RESTRICTED SECURITIES POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]

4.D.   PUTS/CALLS POLICY.

                     FOR  AGAINST  ABSTAIN                       FOR  AGAINST  ABSTAIN                         FOR  AGAINST  ABSTAIN
Fundname Drop In 1   [ ]    [ ]      [ ]    Fundname Drop In 2   [ ]    [ ]      [ ]    Fundname Drop In 3     [ ]    [ ]      [ ]
Fundname Drop In 4   [ ]    [ ]      [ ]    Fundname Drop In 5   [ ]    [ ]      [ ]    Fundname Drop In 6     [ ]    [ ]      [ ]

NOTICE OF ADJOURNED SPECIAL MEETING

MORGAN STANLEY LIQUID ASSETS FUND INC.

October 9, 2006

Dear Shareholder:

We are writing to notify you of a special meeting (the ‘‘Special Meeting’’) of the shareholders of the Morgan Stanley Liquid Assets Fund Inc. (the ‘‘Fund’’) which was originally scheduled for August 1, 2006 but has been adjourned to a new date of October 30, 2006. The Special Meeting will be held at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020. The purpose of the Special Meeting is:

1.	To elect Directors of the Fund.

2.	To eliminate certain fundamental investment restrictions for the Fund.

3.	To modify certain fundamental investment restrictions for the Fund.

4.	To reclassify certain fundamental policies as non-fundamental policies for the Fund.

5.	To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

To comply with applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Directors of the Fund has established a new record date of September 28, 2006 (the ‘‘New Record Date’’) for the adjourned Special Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of and to vote at the adjourned Special Meeting (and any further adjournments thereof). The information in this letter amends the Notice of Special Meetings of Shareholders (the ‘‘Original Notice’’) and the Joint Proxy Statement for the Morgan Stanley Money Market Funds (the ‘‘Joint Proxy Statement’’) and any other information about the Special Meeting. If you were a shareholder of the Fund on May 30, 2006 (the ‘‘Original Record Date’’), you previously received the Original Notice and the Joint Proxy Statement. If you were not a shareholder of the Fund on the Original Record Date, enclosed is the Original Notice and Joint Proxy Statement.

—IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, either because you have not previously received the Original Notice and Joint Proxy Statement or because you did receive the Original Notice and Joint Proxy Statement but have not yet voted, please cast your vote on the enclosed proxy card and return in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Directors of the Fund recommends a vote ‘‘FOR’’ each proposal for the reasons discussed in the Joint Proxy Statement.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE.

— IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet. This includes any shares that you held on the New Record Date but that you obtained subsequent to the Original Record Date.

— IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

At the close of business on September 28, 2006, the Fund had outstanding 16,181,827,241.406 Shares. As of such date, the directors and officers of the Fund as a group owned less than 1% of the shares of the Fund. As of such date, no person was known by the Fund to own beneficially or of record as much as 5% of any class of the Fund.

To the extent the information in the Original Notice and Joint Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Special Meeting of Shareholders. If you would like another copy of the Original Notice and Joint Proxy Statement, please contact us c/o Client Relations at Morgan Stanley Services Company Inc., Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311 or by calling 1-800-869-NEWS.

We appreciate your careful and prompt consideration of this matter.

Sincerely,
Morgan Stanley Liquid Assets Fund Inc.